UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2014

Commission File Number 1-4300

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	41-0747868
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Post Oak Central, 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400

(Address of principal executive offices)

Registrant’s telephone number, including area code (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On March 12, 2014, Apache’s subsidiaries completed the sale of all of the Company’s operations in Argentina to YPF Sociedad Anónima for cash consideration of $800 million plus the assumption of $52 million of bank debt as of June 30, 2013. As a result of the sale, the results of operations related to Argentina have been classified as discontinued operations.

Accordingly, we have recast certain information of our filing to reflect this transaction for all periods presented in the following sections of our Annual Report on Form 10-K for the year ended December 31, 2013 (the “Previously Filed Annual Report”) to reflect the Argentine business as discontinued operations for all periods presented:

•	Part II, Item 6. Selected Financial Data,

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,

•	Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk, and

•	Part IV, Item 15. Exhibits and Financial Statement Schedules (sub-Item (a)(1) only excluding Report of Management on page F-1 and Report of Independent Registered Public Accounting Firm on page F-3 included in the Previously Filed Annual Report).

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Previously Filed Annual Report remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Previously Filed Annual Report, except for the recast of certain financial information as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Previously Filed Annual Report with the Securities Exchange Commission (SEC) on February 28, 2014. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Previously Filed Annual Report and the Company’s filings made with the SEC subsequent to the filing of the Previously Filed Annual Report, including any amendments to those filings. In addition, on May 9, 2014, the Company filed a separate Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, reflecting the results of operations and assets and liabilities of the Argentine business as discontinued operations as of and for the three months ended March 31, 2014.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

*12.1	–	Statement of Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

*23.1	–	Consent of Ernst & Young LLP

*99.1	–	Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2013.

*101.INS	–	XBRL Instance Document.

*101.SCH	–	XBRL Taxonomy Schema Document.

*101.CAL	–	XBRL Calculation Linkbase Document.

*101.LAB	–	XBRL Label Linkbase Document.

*101.PRE	–	XBRL Presentation Linkbase Document.

*101.DEF	–	XBRL Definition Linkbase Document.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

APACHE CORPORATION

/s/ ALFONSO LEON
Alfonso Leon Executive Vice President and Chief Financial Officer

Dated: July 17, 2014

EXHIBIT INDEX

No.		Description

12.1	–	Statement of Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

23.1	–	Consent of Ernst & Young LLP

99.1	–	Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2013.

101.INS	–	XBRL Instance Document.

101.SCH	–	XBRL Taxonomy Schema Document.

101.CAL	–	XBRL Calculation Linkbase Document.

101.LAB	–	XBRL Label Linkbase Document.

101.PRE	–	XBRL Presentation Linkbase Document.

101.DEF	–	XBRL Definition Linkbase Document.